Report Name - 10F-3

Fund - Smith Barney Municipal High Income Fund

                                Period : 02/01/05 through 07/31/05


                                    ID : 411
                           Issuer Name : Alaska Housing Finance
                            Trade Date : 04/21/05
                        Selling Dealer : George K. Baum
                Total Shares Purchased : 4,500,000.00
                        Purchase Price : 106.75
                    % Received by Fund : 2.963%
                        % of Issue (1) : 9.500%
        Other Participant Accounts (2) :       9,930,000.00
                      Issue Amount (2) :     151,890,000.00
          Total Received All Funds (2) :      14,430,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Alaska Housing Finance
                            Trade Date : 04/21/05
                 Joint/Lead Manager(s) : George K. Baum & Co.
                                         Citigroup Global Markets Inc.
                         Co-Manager(s) : Bear, Stearns & Co. Inc.
                                         Merrill Lynch & Co
                                         Lehman Brothers
                         Selling Group : N/A


                                    ID : 333
                           Issuer Name : NYC Municipal Water
					 Authority Series 2005 C
                            Trade Date : 03/03/05
                        Selling Dealer : First Albany Capital Inc.
                Total Shares Purchased : 1,500,000.00
                        Purchase Price : 104.48
                    % Received by Fund : 0.257%
                        % of Issue (1) : 0.858%
        Other Participant Accounts (2) :       3,500,000.00
                      Issue Amount (2) :     582,915,000.00
          Total Received All Funds (2) :       5,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : NYC Muni Wtr Auth - Ser 2005 C
                            Trade Date : 03/03/05
                 Joint/Lead Manager(s) : First Albany Capital Inc.
                                         Goldman Sachs & Co
                                         Merrill Lynch & Co
                                         UBS Financial Services Inc.
                         Co-Manager(s) : Bear, Stearns & Co. Inc.
                                         Citigroup Global Markets Inc.
                                         JP Morgan Securities
                                         Lehman Brothers
                                         Morgan Stanley
                                         Siebert Brandford Shank & Co.
                                         M.R. Beal & Company
                                         CIBC World Markets
                                         RBC Dain Rauscher Inc.
                                         A.G. Edwards & Sons, Inc.
                                         First American Municipals, Inc.
                                         Banc of America Securities LLC
                                         Raymond James & Associates
                                         Roosevelt & Cross Inc.
                                         Wachovia Bank, National Assoc
                         Selling Group : N/A


                                    ID : 388
                           Issuer Name : Puerto Rico Electric Power Authority
                            Trade Date : 03/28/05
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 1,000,000.00
                        Purchase Price : 104.23
                    % Received by Fund : 0.096%
                        % of Issue (1) : 0.670%
        Other Participant Accounts (2) :       6,000,000.00
                      Issue Amount (2) :   1,044,225,000.00
          Total Received All Funds (2) :       7,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : PRico Electric Power Author
                            Trade Date : 03/28/05
                 Joint/Lead Manager(s) : Citigroup
                                         JP Morgan Securities
                                         Lehman Brothers
                                         Merrill Lynch & Co
                                         UBS Financial Services Inc.
                                         Banc of America Securities LLC
                                         Morgan Stanley
                                         Goldman Sachs & Co
                                         Raymond James & Associates
                                         Ramirez & Co., Inc.
                                         Wachovia Bank, National Assoc
                                         Wachovia Securities Inc
                         Co-Manager(s) : N/A
                         Selling Group : N/A